As filed with the Securities and Exchange Commission on February 25, 2010

File Nos.: 2-91103
811-4020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

  UNDER THE SECURITIES ACT OF 1933  ☒
  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 31  ☒

  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

  ACT OF 1940  ☒

  Amendment No. 32  ☒

Morgan Stanley California
Tax-Free Income Fund

(A Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Office)

Registrant's Telephone Number, Including Area Code: (212) 296-6970

Stefanie V. Chang Yu, Esq.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to paragraph (b)

On (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

X	On April 30, 2010 pursuant to paragragh (a)(1)

75 days after filing pursuant to paragraph (a)(2)

On (date) pursuant to paragraph (a)(2) of Rule 485

Amending the Prospectus and Updating Financial Statements

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INVESTMENT MANAGEMENT

Morgan Stanley California
Tax-Free Income Fund

A mutual fund that seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

Share Class	Ticker Symbol
Class A	CLFAX

Class B	CLFBX

Class C	CLFCX

Class I	CLFDX

Prospectus

April 30, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	3

Investment Adviser	4

Purchase and Sale of Fund Shares	4

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	6

Portfolio Holdings	11

Fund Management	12

Shareholder Information

Pricing Fund Shares	13

How to Buy Shares	13

How to Exchange Shares	15

How to Sell Shares	17

Distributions	20

Frequent Purchases and Redemptions of Fund Shares	21

Tax Consequences	22

Share Class Arrangements	23

Additional Information	31

Financial Highlights	32

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley California Tax-Free Income Fund seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial adviser and in the "Share Class Arrangements" section on page 23 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section on page 52 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Advisory fee[5]	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%	None
Other expenses[5]	%	%	%	%
Total annual Fund operating expenses[5]	%	%	%	%
	Class A	Class B	Class C	Class I
Fee waiver and/or expense reimbursement[5]	%	%	%	%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[5]	%	%	%	%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B	$	$	$	$*
Class C	$	$	$	$
Class I	$	$	$	$

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B	$	$	$	$*
Class C	$	$	$	$
Class I	$	$	$	$

*  Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

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(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., is currently waiving or reimbursing all or a portion of the Fund's advisory fees and/or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the Total annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal and California state income taxes. The Investment Adviser generally invests the Fund's assets in investment grade, California municipal obligations. These municipal obligations will have the following ratings at the time of purchase (i) municipal bonds—within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"); (ii) municipal notes—within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper—within the highest grade by Moody's, S&P or Fitch. The Fund may also invest in unrated securities which are judged by the Investment Adviser to have comparable quality to the securities described above.

The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes or other local income taxes. A California municipal security is a security that pays interest that is exempt from federal income tax and California income taxes or other local income taxes. In selecting securities for purchase and sale, the Investment Adviser uses its research capabilities to identify and monitor investment opportunities.

The Fund may invest in inverse floating rate municipal obligations and may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the "alternative minimum tax." The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of futures, swaps, inverse floating rate municipal obligations ("inverse floaters"), and other related instruments and techniques.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

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•  Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

•  Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. In addition, regulatory and environmental restrictions and economic downturns may lower the need for, and the ability of users of the project to pay for, these facilities, which could cause a decline in the Fund's value.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compared with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

Best Quarter (ended [            ]): [         ]%
Worst Quarter (ended [            ]): [         ]%

Average Annual Total Returns For Periods Ended December 31, 2009

	Past 1 Year	Past 5 Years	Past 10 Years
Class A: Return Before Taxes	%	%	%
Class B: Return Before Taxes	%	%	%*
Return After Taxes on Distributions[1]	%	%	%*
Return After Taxes on Distributions and Sale of Fund Shares	%	%	%*
Class C: Return Before Taxes	%	%	%
Class I: Return Before Taxes	%	%	%
Barclays Capital California Exempt Index[2]	%	%	%
Lipper California Municipal Debt Funds Index[3]	%	%	%

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*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  The Barclays Capital California Exempt Index tracks the performance of California issued municipal bonds rated at least Baa or BBB by Moody's or S&P, respectively, and with maturities of two years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper California Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper California Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are only for the Fund's Class B shares and returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Fund is managed by members of the Municipals team. Information about the current members of the Municipals team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
Thomas Byron	Vice President	December 2009

Neil Stone	Managing Director	September 2007

Name	Title with Investment Adviser	Date Began Managing Fund
Robert J. Stryker	Vice President	December 2009

Robert W. Wimmel	Executive Director	December 2009

Purchase and Sale of Fund Shares

The Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 14 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Trust (the "Transfer Agent") at: Morgan

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Stanley Trust, P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Trust, P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections, beginning on page 13 and page 17, respectively, of this Prospectus.

Tax Information

Your income dividend distributions are normally exempt from federal and California income taxes—to the extent they are derived from California's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal "alternative minimum tax." If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and California income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), which may be affiliated or unaffiliated with the Investment Adviser, the Investment Adviser and/or the Fund's distributor may pay (out of their own funds and not as an expense of the Fund) the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley California Tax-Free Income Fund seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

Income

An investment objective having the primary goal of selecting securities to pay out income.

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets in securities that pay interest exempt from federal and California state income taxes. The Investment Adviser generally invests the Fund's assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

■	municipal bonds —	within the four highest grades by Moody's, S&P or Fitch;

■	municipal notes —	within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody's, S&P or Fitch; and

■	municipal commercial paper —	within the highest grade by Moody's, S&P or Fitch.

The Fund may also invest in unrated securities, which are judged by the Investment Adviser to have comparable quality to the securities described above. Additionally, the Fund may invest up to 5% of its net assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

The Fund buys and sells California municipal securities with a view towards seeking a high level of current income exempt from federal and California income taxes or other local income taxes. In selecting securities for purchase and sale, the Investment Adviser uses its research capabilities to identify and monitor investment opportunities. In conducting its research and analysis, the Investment Adviser considers a number of factors, including general market and economic conditions and credit and interest rate risk. Portfolio securities are typically sold when the assessments of the Investment Adviser of any of these factors materially change. Measures of interest rate risk evaluated by the

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Investment Adviser include duration, coupon, maturity and call protection. Measures of credit risk evaluated by the Investment Adviser include individual issuer analysis, sector weightings, geographic distribution and quality spreads.

A California municipal security is a security that pays interest that is exempt from federal income tax and California income taxes or other local income taxes. This may include municipal securities issued by United States territories (such as Puerto Rico) that are exempt from federal income tax and California or other local income taxes.

The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the "alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single and multi-family housing, transportation and water and sewer facilities. The Fund's municipal obligation investments may include zero coupon securities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of futures, swaps, inverse floating rate municipal obligations, and other related instruments and techniques. Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

In pursuing the Fund's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

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Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and California state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval.

Defensive Investing. The Fund may take temporary "defensive" positions that may be inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-California tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Adviser believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the California tax-exempt securities.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide California tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risk. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning the issuers of the securities

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in which the Fund invests. The deterioration of California's fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility. In addition, several ratings agencies have recently downgraded California's general obligation bond rating. Further downgrades could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Inverse Floaters. The inverse floaters in which the Fund may invest include derivative instruments such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floaters are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floaters tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floaters have varying degrees of liquidity.

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The Fund generally invests in inverse floaters that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a "leveraged" inverse floater generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floaters generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floaters.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in insured bonds and high yield securities. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations in which the Fund invests will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond's value due to a change in market conditions.

High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

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Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $[    ] billion in assets under management or supervision as of March 31, 2010.

Fund Management

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current member of the team primarily responsible for the day-to-day management of the Fund's portfolio are Thomas Byron, Neil Stone, Robert J. Stryker, and Robert W. Wimmel.

Mr. Byron has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1981. Mr. Stone has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1995. Mr. Stryker has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1994. Mr. Wimmel has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1996.

Members of the portfolio management team are actively engaged in all facets of the investment decision-making process. Duration, yield curve positioning, sector weightings and individual security purchases and sales constitute activities where team members provide input into the Fund's day-to-day asset management process.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2009, the Fund accrued total compensation to the Investment Adviser amounting to [ ]% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2009.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Transfer Agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. For example, client accounts held through the Morgan Stanley channel of Morgan Stanley Smith Barney are charged charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

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There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley California Tax-Free Income Fund.

■  Mail the letter and check to Morgan Stanley Trust at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including CDSCs) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

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Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

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For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.
Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

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Options	Procedures
By Telephone (continued)	Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Trust at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

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Options	Procedures
Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. For example, client accounts held through the Morgan Stanley channel of Morgan Stanley Smith Barney are charged charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

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Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Targeted
DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are declared on each day the NYSE is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

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Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

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Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal and California income taxes—to the extent they are derived from California's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and California income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make significant distributions eligible for the reduced rate of taxation applicable to qualified dividend income.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

You will be sent statements (Forms 1099-DIV) by February of each year showing the taxable and/or tax-exempt distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new

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shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	0.75%
C	1.00% CDSC during the first year	0.75%
I	None	None

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or

23

Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

24

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

Front-End Sales
Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	4.25%	4.44%
$25,000 but less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	2.25%	2.30%
$500,000 but less than $1 million	1.75%	1.78%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds)

25

held in related accounts, amounts to $25,000 or more. For the purpose of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

26

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Insurance company separate accounts that have been approved by the Fund's distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

27

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund's distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.75% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Currently, the Distributor has voluntarily agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver at any time in the future.

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were

28

purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.75% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

29

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

■  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Meeting Class I Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

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Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expenses can be expected to increase because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by [                                  ], an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

CLASS A SHARES

For the Year Ended December 31,	2009	2008		2007		2006		2005
Selected Per Share Data:
Net asset value, beginning of period		$11.83		$12.16		$12.16		$12.46
Income (loss) from investment operations:
Net investment income		0.49		0.50		0.49		0.52
Net realized and unrealized gain (loss)		(1.56)		(0.31)		0.06		(0.10)
Total income (loss) from investment operations		(1.07)		0.19		0.55		0.42
Less dividends and distributions from:
Net investment income		(0.49)		(0.49)		(0.49)		(0.51)
Net realized gain		(0.04)		(0.03)		(0.06)		(0.21)
Total dividends and distributions		(0.53)		(0.52)		(0.55)		(0.72)
Net asset value, end of period		$10.23		$11.83		$12.16		$12.16
Total Return(1)		(9.28)%		1.62%		4.64%		3.44%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)		0.86	%(3)(4)	1.00	%(3)	0.86	%(3)	0.86	%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)		0.86	%(4)	0.84%		0.85%		0.86%
Net investment income		4.33	%(3)(4)	4.12	%(3)	4.06	%(3)	4.11	%(3)
Supplemental Data:
Net assets, end of period, in thousands		$22,799		$24,645		$299,414		$329,938
Portfolio turnover rate		10%		5%		5%		23%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall fund ratios for investment income and non-class specific expenses.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2009	[ ]%	[ ]%
December 31, 2008	0.90	4.29
December 31, 2007	1.04	4.08
December 31, 2006	0.89	4.02
December 31, 2005	0.87	4.10

(4)  Does not reflect the effect of expense offset of $0.01%.

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CLASS B SHARES

For the Year Ended December 31,	2009	2008		2007		2006		2005
Selected Per Share Data:
Net asset value, beginning of period		$11.91		$12.24		$12.24		$12.52
Income (loss) from investment operations:
Net investment income		0.50		0.50		0.52		0.54
Net realized and unrealized gain (loss)		(1.57)		(0.30)		0.05		(0.08)
Total income (loss) from investment operations		(1.07)		0.20		0.57		0.46
Less dividends and distributions from:
Net investment income		(0.50)		(0.50)		(0.51)		(0.53)
Net realized gain		(0.04)		(0.03)		(0.06)		(0.21)
Total dividends and distributions		(0.54)		(0.53)		(0.57)		(0.74)
Net asset value, end of period		$10.30		$11.91		$12.24		$12.24
Total Return(1)		(9.23)%		1.65%		4.81%		3.74%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)		0.85	%(3)(4)	0.97	%(3)	0.69	%(3)	0.68	%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)		0.85	%(4)	0.81%		0.68%		0.68%
Net investment income		4.34	%(3)(4)	4.15	%(3)	4.23	%(3)	4.29	%(3)
Supplemental Data:
Net assets, end of period, in thousands		$267,308		$344,606		$132,162		$159,221
Portfolio turnover rate		10%		5%		5%		23%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall fund ratios for investment income and non-class specific expenses.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2009	[ ]%	[ ]%
December 31, 2008	0.89	4.30
December 31, 2007	1.01	4.11
December 31, 2006	0.72	4.19
December 31, 2005	0.69	4.28

(4)  Does not reflect the effect of expense offset of $0.01%.

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Financial Highlights (Continued)

CLASS C SHARES

For the Year Ended December 31,	2009	2008		2007		2006		2005
Selected Per Share Data:
Net asset value, beginning of period		$11.90		$12.23		$12.23		$12.52
Income (loss) from investment operations:
Net investment income		0.44		0.44		0.43		0.45
Net realized and unrealized gain (loss)		(1.57)		(0.30)		0.06		(0.08)
Total income (loss) from investment operations		(1.13)		0.14		0.49		0.37
Less dividends and distributions from:
Net investment income		(0.44)		(0.44)		(0.43)		(0.45)
Net realized gain		(0.04)		(0.03)		(0.06)		(0.21)
Total dividends and distributions		(0.48)		(0.47)		(0.49)		(0.66)
Net asset value, end of period		$10.29		$11.90		$12.23		$12.23
Total Return(1)		(9.74)%		1.14%		4.12%		2.97%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)		1.36	%(3)(4)	1.50	%(3)	1.36	%(3)	1.36	%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)		1.36	%(4)	1.34%		1.35%		1.36%
Net investment income		3.83	%(3)(4)	3.62	%(3)	3.56	%(3)	3.61	%(3)
Supplemental Data:
Net assets, end of period, in thousands		$17,105		$22,800		$23,320		$26,385
Portfolio turnover rate		10%		5%		5%		23%

(1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall fund ratios for investment income and non-class specific expenses.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2009	[ ]%	[ ]%
December 31, 2008	1.40	3.79
December 31, 2007	1.54	3.58
December 31, 2006	1.39	3.52
December 31, 2005	1.37	3.60

(4)  Does not reflect the effect of expense offset of $0.01%.

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CLASS I SHARES@@

For the Year Ended December 31,	2009	2008		2007		2006		2005
Selected Per Share Data:
Net asset value, beginning of period		$11.86		$12.20		$12.20		$12.49
Income (loss) from investment operations:
Net investment income		0.52		0.53		0.53		0.54
Net realized and unrealized gain (loss)		(1.56)		(0.32)		0.05		(0.08)
Total income (loss) from investment operations		(1.04)		0.21		0.58		0.46
Less dividends and distributions from:
Net investment income		(0.52)		(0.52)		(0.52)		(0.54)
Net realized gain		(0.04)		(0.03)		(0.06)		(0.21)
Total dividends and distributions		(0.56)		(0.55)		(0.58)		(0.75)
Net asset value, end of period		$10.26		$11.86		$12.20		$12.20
Total Return(1)		(9.02)%		1.80%		4.90%		3.74%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)		0.61	%(3)(4)	0.76	%(3)	0.61	%(3)	0.61	%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)		0.61	%(4)	0.60%		0.60%		0.61%
Net investment income		4.58	%(3)(4)	4.36	%(3)	4.31	%(3)	4.36	%(3)
Supplemental Data:
Net assets, end of period, in thousands		$28,450		$49,024		$53,954		$53,857
Portfolio turnover rate		10%		5%		5%		23%

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

(1)  Calculated based on the net asset value as of the last business day of the period.

(2)  Reflects overall fund ratios for investment income and non-class specific expenses.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios, before expense offset, would have been as follows:

PERIOD ENDED:	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2009	[ ]%	[ ]%
December 31, 2008	0.65	4.54
December 31, 2007	0.80	4.32
December 31, 2006	0.64	4.27
December 31, 2005	0.62	4.35

(4)  Does not reflect the effect of expense offset of $0.01%.

35

Morgan Stanley Funds

EQUITY

U.S. CORE

Dividend Growth Securities

ASSET ALLOCATION

Balanced Fund

Strategist Fund

INTERNATIONAL

European Equity Fund

International Fund

International Value Equity Fund

Pacific Growth Fund

GLOBAL

Global Advantage Fund

Global Dividend Growth Securities

U.S. GROWTH

Capital Opportunities Trust

Focus Growth Fund

Mid Cap Growth Fund

Special Growth Fund

U.S. INDEX

Equally-Weighted S&P 500 Fund

S&P 500 Index Fund

SATELLITE

Alternative Opportunities Fund

Commodities Alpha Fund

Convertible Securities Trust

FX Alpha Plus Strategy Portfolio

FX Alpha Strategy Portfolio

Global Infrastructure Fund

Health Sciences Trust

Real Estate Fund

Technology Fund

U.S. VALUE

Fundamental Value Fund

Mid-Cap Value Fund

Small-Mid Special Value Fund

Special Value Fund

Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-EXEMPT

California Tax-Free Income Fund

New York Tax-Free Income Fund

Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund

U.S. Government Money Market Trust

TAX-EXEMPT

California Tax-Free Daily Income Trust

New York Municipal Money Market Trust

Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

36

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4020)

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley California Tax-Free Income Fund

Prospectus

April 30, 2010

CLFPRO-00

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2010

Morgan Stanley
California Tax-Free
Income Fund

Share Class	Ticker Symbol
Class A	CLFAX

Class B	CLFBX

Class C	CLFCX

Class I	CLFDX

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated April 30, 2010) for Morgan Stanley California Tax-Free Income Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended December 31, 2009, including notes thereto, and the report of [                                  ], are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
California Tax-Free Income Fund
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

TABLE OF CONTENTS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	26

	D. Disclosure of Portfolio Holdings	27

III.	Management of the Fund	31

	A. Board of Trustees	31

	B. Management Information	32

	C. Compensation	39

IV.	Control Persons and Principal Holders of Securities	40

V.	Investment Advisory and Other Services	41

	A. Investment Adviser and Administrator	41

	B. Principal Underwriter	41

	C. Services Provided by the Investment Adviser and Administrator	42

	D. Dealer Reallowances	43

	E. Rule 12b-1 Plan	43

	F. Other Service Providers	46

	G. Fund Management	46

	H. Codes of Ethics	48

	I. Proxy Voting Policy and Proxy Voting Record	48

	J. Revenue Sharing	48

VI.	Brokerage Allocation and Other Practices	50

	A. Brokerage Transactions	50

	B. Commissions	50

	C. Brokerage Selection	50

	D. Directed Brokerage	51

	E. Regular Broker-Dealers	51

VII.	Capital Stock and Other Securities	51

VIII.	Purchase, Redemption and Pricing of Shares	52

	A. Purchase/Redemption of Shares	52

	B. Offering Price	53

IX.	Taxation of the Fund and Shareholders	54

X.	Underwriters	57

XI.	Performance Data	57

XII.	Financial Statements	58

XIII.	Fund Counsel	58

Appendix A	Proxy Voting Policy and Procedures	A-1

Appendix B	Rating of Investments	B-1

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley California Tax-Free Income Fund, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 9, 1984, with the name Dean Witter California Tax-Free Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Income Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley California Tax-Free Income Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Taxable Securities. The Fund may invest up to 20% of its assets, or more than 20% of its assets when assuming a temporary defensive position, in taxable money market instruments, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State of California may be purchased by the Fund.

The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or F1 by Fitch IBCA, Inc. ("Fitch"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation of liquid assets when mandated by United States Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•  Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Investment Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. the Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund's net obligations with respect to the caps, floors or collars.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest include derivative instruments such as residual interest bonds ("RIBs") or tender option bonds ("TOBs"). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Fund is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Variable Rate and Floating Rate Obligations. The Fund may invest in municipal bonds and municipal notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Illiquid Securities.  The Fund may invest in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "Securities Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act ("144A Securities") may be determined to be liquid under guidelines adopted by the Fund's Board of Trustees. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the Investment Company Act, (ii) rules and regulation promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the Investment Company Act or regulations thereunder) from the provisions of the Investment Company Act, as amended from time to time.

Special Risk Considerations Relating to California Municipal Securities. As described in the Prospectus, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State's population of about 36.8 million represents about 12% of the total United States population. The State's population is concentrated in metropolitan areas.

California, like the rest of the nation, has experienced a severe economic downturn beginning in late 2007. The economic downturn has resulted in sharp decreases in tax and other revenue, leaving California's budget with a projected deficit of $60 billion. During 2009, California also faced a cash shortfall that resulted in the State issuing registered warrants ("IOUs") for the second time since the Great Depression in order to preserve cash for essential payments. The California Department of Finance has projected that after several years of contraction, the California economy is likely to achieve modest growth in 2010, followed by moderate growth in 2011 and good growth in 2012.

The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales and declines in average home sales prices in most of the State. The housing slump has been deeper in the State than most other parts of the nation, and declining prices and increasing subprime mortgage rates have led to record mortgage delinquencies and home foreclosures. California home building and residential real estate markets continued to slow in 2007 and 2008 and in the first ten months of 2009 residential building permits were issued at a very low level. As of November 2009, existing home sales stabilized around the half-million-unit rate (seasonally-adjusted and annualized) and the median sales price has risen for eight consecutive months, pushing the median price of these homes close to $300,000. After falling sharply in 2008, new auto registrations are projected to increase approximately 5.3% in 2009 and increase a further 15.7% in 2010.

Employment data also reflects the difficult economy. Nonfarm payroll employment is forecast to fall by 0.7% in 2010, and grow 1.3% in 2011 and 1.9% in 2012, as compared to a 5.6% decline in 2009. The State's unemployment rate rose from 5.9% in January 2008 to an estimated 9.2% in 2009 and was projected to be 10% in 2010. Personal income in California is projected to fall approximately 2.2% in 2009, and then grow 2.7% in 2010 and 4.1% in 2011.

The economic forecasts of the Department of Finance, the Legislative Analyst's Office, and the State Controller are prepared using national economic activity forecasts; major national and California economic indicators; revenue estimates; legislative, judicial and administrative changes; and recent cash results.

General Risks

Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State's budget unpredictably from fiscal year to fiscal year. For example, the proposed January 2010 budget is based on forecasts of national and State economic activity. Because they are based on currently available information and various assumptions, economic forecasts have frequently failed to predict accurately the timing and magnitude of changes to the national and State economies. These include discrete and cyclical events. The State budget also relies on estimates and assumptions concerning Federal aid, Federal and State law changes (and the absence thereof), and audit activity, which may be inaccurate and are subject to change.

Recent market events have resulted in a high degree of uncertainty and volatility in the financial markets and overall economy. While market participants' original concerns centered on the subprime mortgage sector, these concerns have expanded to include a wide range of financial institutions, markets and sectors. In addition, inflationary pressures could come from various sources. Possible sources include rising energy and other commodity prices, lower productivity growth, a weaker dollar or tighter labor market. Higher inflation, in turn, might induce the Federal Reserve to raise its short term interest rate target, restraining economic growth. Additionally, a stronger dollar and weak global economy could negatively affect the State's export-related and tourism industries. On the other hand, greater than projected energy price declines or global growth could result in stronger economic growth. All these events could affect the State economy.

Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State's and municipal issuers' outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

State Government

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the State Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Proposition 1A was approved by voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. As of fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

State Finances

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The following is a summary of the State's major revenue sources:

• Personal Income Tax. The California personal income tax, modeled after the federal income tax laws, accounts for a significant portion of General Fund tax revenues. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. The personal income tax is adjusted annually by the change in the consumer price index. Taxpayers may be subject to an alternative minimum tax ("AMT"), similar to the federal AMT. In addition, Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% or as little as 4.5% of General Fund revenues in recent periods. The 2010-11 Governor's Proposed Budget estimates capital gains will represent approximately 5.4%, 4.3% and 6.0% of the General Fund in fiscal years 2008, 2009 and 2010, respectively, after representing 11.8% of the General Fund in 2007.

• Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2010, the breakdown of the state and local tax rates is as follows: 6% imposed as a State of California General Fund tax; 0.5% dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5% dedicated to local governments for public safety services (Local Public Safety Fund); up to 1% local tax imposed by city and county ordinance for general-purpose use (0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use); 0.25% deposited into the Economic Recovery Fund to repay the State of California's economic recovery bonds; plus any applicable district taxes. Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State of California's Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by restricting the State of California from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

• Corporation Tax. The State's corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

• Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

• Estate Tax; Other Taxes. The California estate tax is based on the State death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. After December 31, 2010 the federal estate tax will be reinstated along with the State estate tax, unless future federal legislation is enacted to make the provisions eliminating the tax permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment ("Proposition 58") beginning with fiscal year 2004-2005 requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if after passage of the Budget Act the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008 and called the Legislature into various special sessions to address the recent current budget shortfall. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

Current State Budget

The 2009 Budget Act was signed by Governor Schwarzenegger on February 20, 2009, and contained measures designed to close an estimated $41.6 billion budget deficit, the largest in the State's history. The 2009 Budget Act forecasted $97.7 billion in General Fund revenues and transfers and $92.2 billion in expenditures. The $5.5 billion difference between the General Fund revenues and expenditures was anticipated to eliminate the 2008-09 budget deficit of $2.3 billion and end the 2009-10 fiscal year with a positive balance of $3.2 billion. However, the 2009 Budget Act required voter approval of $6 billion in budgetary measures, all of which were rejected by voters in the May 19, 2009 special election.

With the continued deterioration in the State's economy and a dramatic reduction in the State's tax revenues, the May Revision to the 2009 Budget Act (the "2009 May Revision") reduced the revenue outlook for 2009-10 by $12.4 billion, which, when combined with the voters' rejection of the $6 billion in budgetary measures at the special election, was expected to result in a $21.3 billion deficit. The 2009 May Revision forecasted General Fund revenues and transfers of $89.1 billion and General Fund expenditures of $83.5 billion for the 2009-10 fiscal year. The 2009 May Revision proposed to close the $21.3 billion deficit through major spending reductions, new borrowings and tax increases. Major spending reductions were proposed for public schools, social service programs, Medi-Cal and the prison system. The 2009 May Revision also proposed to finance $5.5 billion of the deficit by issuing revenue anticipation warrants ("RAWs"). With the implementation of the proposed corrective solutions, the 2009 May Revision estimated a $4.5 billion reserve at the end of the 2009-10 fiscal year.

In order to address the further deterioration of the State's fiscal situation identified in the 2009 May Revision, on July 24, 2009, the Legislature passed amendments to the 2009 Budget Act ("2009 Budget Amendments"), along with a number of implementing measures. The 2009 Budget Amendments, which forecasted that the budget deficit would reach $26.3 billion, included $24 billion in proposed budget solutions, for a combined $60 billion in proposed budget solutions adopted for the 2009-10 fiscal year. The proposed solutions to the budget deficit were wide-ranging, touching all three of the state's major revenue sources and cutting spending in virtually every state program that receives General Fund support. The 2009 Budget Amendments forecasted General Fund revenues and transfer of $89.5 billion, and authorized total General Fund spending of $84.6. The 2009 Budget Amendments proposed $4.8 billion in new budget solutions and adjusted the estimated available reserve at the end of the 2009-10 fiscal year to $1.1 billion.

Proposed 2010-11 State Budget

The Governor's proposed 2010-11 budget, released on January 8, 2010, projected that California will slowly emerge from the recession, although economic growth will be very modest and high unemployment will persist. Baseline revenues for the state fell by more than 20 percent from their peak and are not expected to recover rapidly. Forecasts project that, without corrective action, California faces a budget gap of $19.9 billion in fiscal year 2010-11, consisting of a current year shortfall of $6.6 billion, a budget year shortfall of $12.3 billion, and a modest reserve of $1 billion. The Governor proposed a combination of spending reductions, alternative funding, fund shifts and additional federal funds to close the budget gap. In order to implement many of the solutions proposed in the budget and to address the current year shortfall of $6.6 billion, the Governor plans to declare a fiscal emergency and call the Legislature into special session to adopt the 2010 Budget immediately.

The Governor also proposed structural changes in the state and federal relationship to address federal constraints on California's ability to effectively manage program costs within available resources, and proposed that California be reimbursed for money owed. These initiatives are expected to provide $6.9 in solutions to address the 2010 Budget shortfall. These initiatives may not be successful and the State may be forced to develop alternative solutions to address this portion of the shortfall, including further program cuts or alternative revenue sources.

Recently, many municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

The deterioration of the State's fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value and/or yield, will experience greater volatility. In addition, several ratings agencies have recently downgraded California's general obligation bond rating. Further downgrades could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund's net asset value, yield and/or the distributions paid by the Fund.

The above discussion of the fiscal year 2009-10 and proposed 2010-11 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:

• General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of June 1, 2009, the State had approximately $60.7 billion aggregate principal amount of non-self-liquidating general obligation bonds outstanding and approximately $8.6 billion of self-liquidating general obligation bonds outstanding. As of June 1, 2009, the State had approximately $54.7 billion of authorized and unissued non-self-liquidating bonds. S&P and Moody's assign ratings to California's long-term general obligation bonds. The ratings of S&P and Moody's represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California's general obligation bond ratings were significantly downgraded by Moody's and S&P. Moody's downgraded the State's general obligation credit rating to "Baa1" in July 2009, and in January 2010, S&P downgraded the credit rating to "A-." These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state.

The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

• Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of February 23, 2009, approximately $1.33 billion aggregate principal of general obligation commercial paper notes had been issued and were outstanding.

• Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the

General Fund. The State had approximately $7.6 billion General Fund-supported lease-purchase obligations outstanding as of February 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11.6 billion authorized and unissued as of February 1, 2009. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by state leases.

• Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2008.

• Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance and other General Fund obligations. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sale and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the State's full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The State has issued $10.9 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.2 billion of economic recovery bonds on February 14, 2008, generating net proceeds of $3.3 billion which were transferred to the General Fund. This represented the last economic recovery bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. The State of California Department of Finance has determined that the full $15 billion voter authorization can not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account ("BSA") created by the California Balanced Budget Act. Funds from these sources have been or will be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.5 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.3 billion).

The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 transfer due to the condition of the General Fund.

Due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the economic recovery bond debt have decreased to a level which provides very little coverage above the required debt service amounts. This caused the State to have to temporarily tap a reserve fund for the economic recovery bonds in the amount of $13.3 million on December 24, 2008 to fill up a debt service account for January 1, 2009 (as required under the master indenture for the economic recovery bonds), though the reserve fund was replenished the next day with sales tax receipts that came in on that day. The reduced coverages and need to access the reserve fund have resulted in a lowering of the ratings of the economic recovery bonds by all three rating agencies. It is not yet known whether special sales tax revenues in the current period or future periods will be adequate to pay all debt service and related obligations of the economic recovery bonds without resort to the reserve fund. In

January 2010, Fitch downgraded its credit rating on approximately $8.7 billion of economic recovery bonds from "AA-" to "A+" in light of the State's financial struggles and placed the debt on its "Rating Watch Negative" list for potential future downgrades.

• Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the PMs agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the participating manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the participating manufacturers' payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase tobacco settlement revenues. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003–04 fiscal year. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 ("Series 2003A").

A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced ("Series 2005A"), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. On March 14, 2007, the State completed a refunding of all of the Series 2005A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects.

Under the MSA, each year an independent auditor calculates whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers ("NPMs") and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar year 2003, 2004, and 2005 payments, respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year's scheduled payment. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs' annual payments for those years. As a result, the tobacco settlement revenues due to the State in April, 2006 were reduced by $50.9 million, in April, 2007 by $44 million, and in April, 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. In February, 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment.

The State Attorney General is working in tandem with the other states' Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State's covenant to request an appropriation has never been invoked.

• Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.

• Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments. "Priority payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The State issued approximately $10.8 billion of RANs in calendar year 2009 as part of its cash management program.

Between November, 2006 and February 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $48.8 billion as of January 1, 2010. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the state has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several years, but the State Treasurer's Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to be approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $73.5 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to about $6.0 billion budgeted in fiscal year 2010-11. (These estimates do not include economic recovery bonds, described above, nor do they take into account potential benefits from future refunding opportunities.)

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State's recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

Other Considerations

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. The State's and municipal issuers' outstanding obligations could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.

In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; (c) all percentage limitations apply immediately after a purchase or initial investment; and (d) and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek to provide a high level of current income which is exempt from both federal and California income tax, consistent with the preservation of capital.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of California or its political subdivisions.

3. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the Investment Company Act, as amended from time to time.

4. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest its assets in the securities of an investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Write, purchase or sell puts, calls or combinations thereof.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•  top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment

Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. Management Information

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

Independent Trustees. The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2009) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trusteesince July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc.; Director of the Auburn University Foundation; Formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund

Complex overseen by the Interested Trustee (as of December 31, 2009) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (62) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008); President of the Investment Adviser (since July 2008); Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008); Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management; Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008); Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007); Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007); Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004); Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2009, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2009)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2009)
Independent:

Frank L. Bowman(1)	None	over $100,000

Michael Bozic	None	over $100,000

Kathleen A. Dennis	None	over $100,000

Manuel H. Johnson	None	over $100,000

Joseph J. Kearns(1)	None	over $100,000

Michael F. Klein	None	over $100,000

Michael E. Nugent	None	over $100,000

W. Allen Reed(1)	None	over $100,000

Fergus Reid(1)	None	over $100,000

Interested:

James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended December 31, 2009, the Board of Trustees held the following meetings:

Board of Trustees	9
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended December 31, 2009 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2009.

Compensation(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman(2)	$	$215,000
Michael Bozic		230,000
Kathleen A. Dennis		215,000
Manuel H. Johnson		260,000
Joseph J. Kearns(2)		300,000

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Michael F. Klein		$215,000
Michael E. Nugent		400,000
W. Allen Reed(2)		215,000
Fergus Reid		255,000
Name of Interested Trustee
James F. Higgins		200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended December 31, 2009: Mr. Bowman, $[     ]; Mr. Kearns, $[     ], Mr. Reed, $[     ].

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2009 before deferral by the Trustees under the DC Plan. As of December 31, 2009, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $338,252, $252,125 and $567,540, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees, by the Fund for the fiscal year ended December 31, 2009 and by the Adopting Funds for the calendar year ended December 31, 2009, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended December 31, 2009 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$	$42,107	$	$43,940
Manuel H. Johnson		30,210		64,338
Michael E. Nugent		7,330		57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of April 1, 2010: The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of April 1, 2010: The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of April 1, 2010: The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of April 1, 2010: The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund has retained the Investment Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.47% of the portion of the daily net assets not exceeding $500 million; 0.445% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.42% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.37% of the portion of daily net assets exceeding $1.25 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund accrued total compensation under the Investment Advisory Agreement in the amounts of $2,223,953, $1,893,691 and $[     ], respectively. However, during the fiscal years ended December 31, 2007, 2008 and 2009, the Investment Adviser had undertaken to voluntarily assume a portion of its investment advisory fee. Taking into account this waiver, the total compensation paid under the Investment Advisory Agreement during the fiscal years ended December 31, 2007, 2008 and 2009 was $2,045,130, $1,741,999 and $[       ], respectively.

For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund accrued total compensation under the Administration Agreement in the amounts of $378,564, $322,330 and $[       ], respectively.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Investment Adviser and Administrator

The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I (formerly Class D), pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.75% and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below.

	2009		2008		2007
Class A	FSCs:(1)	$	FSCs:(1)	$37,599	FSCs:(1)	$58,752
	CDSCs:	$	CDSCs:	$103	CDSCs:	$1,426
Class B	CDSCs:	$	CDSCs:	$85,865	CDSCs:	$121,181
Class C	CDSCs:	$	CDSCs:	$1,156	CDSCs:	$3,992

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 2009, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $[             ], $[             ] and $[            ], respectively, which amounts are equal to [    ]%, [    ]% and [    ]% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A and 0.75% in the case of Class B and Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2009 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) [   ]% ($[   ]) — advertising and promotional expenses; (ii) [   ]% ($[   ]) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) [    ]% ($[        ]) — other expenses, including the gross sales credit and the carrying charge, of which [    ]% ($[    ]) represents carrying charges, [     ]% ($[         ]) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and [    ]% ($[         ]) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2009 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares totaled $[   ] as of December 31, 2009, which was equal to [   ]% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale totaled $17 in the case of Class A at December 31, 2009 (the end of the calendar year), which amount was equal to approximately 0.0001% of the net assets of Class A on such date, and $2,833 in the case of Class C at December 31, 2009 (the end of the calendar year), which amount was equal to approximately 0.0164% of the net assets of Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

[                                                                                                              ], is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by Portfolio Managers at December 31, 2009 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Thomas Byron		$		$		$
Robert J. Stryker		$		$		$
Neil Stone		$		$		$
Robert W. Wimmel		$		$		$

Because the portfoio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where the portfolio manager has personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The

Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation if Morgan Stanley realizes losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-, five- and ten-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Investment Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Manager (at December 31, 2009 unless otherwise indicated)

Thomas Byron —

Robert J. Stryker —

Neil Stone —

Robert W. Wimmel —

H. Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney and other Intermediaries for,among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney receives a gross sales credit of up to 1.00% of the amount sold.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)  On Class A, B and C shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

  •  An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

  •  An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)  On Class I shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

  •  A gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares; or

  •  An ongoing annual fee in an amount up to 35% of the Advisory fee the Investment Adviser receives based on the average daily net assets of such shares.

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)  On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

  •  A gross sales credit of 0.25% of the amount sold; and

  •  An ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

* Commissions or transaction fees paid when Morgan Stanley Smith Barney or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney or other Intermediaries may provide Morgan Stanley Smith Barney and such other Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney or another Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid a total of $19,977, $56,690 and $[    ], respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal year ended December 31, 2007, 2008 and 2009, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges, may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

[During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund [did not pay any] brokerage commissions to an affiliated broker or dealer.]

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser.

In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those broker-dealers that the Investment Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser. The information and services received by the Investment Adviser from broker-dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all. To the extent that the Investment Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Investment Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Directed Brokerage

During the fiscal year ended December 31, 2009, the Fund [did not pay any] brokerage commissions to brokers because of research services provided.

E. Regular Broker-Dealers

[During the fiscal year ended December 31, 2009, the Fund [did not purchase] securities issued by brokers or dealers that were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year.]

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust.

Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Adviser will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains or losses recognized by the Fund when the Fund invests in options and future transactions. These special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

Taxation of Dividends and Distributions. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distribution will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of any taxable interest income and short term capital gains. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010, the Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share, to the extent of such exempt-interest dividends, may be disallowed.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of shares in a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Other Considerations. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

California State Tax Considerations. To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in U.S. government obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes.

Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt interest dividends, may be subject to California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

The yields for the 30-day period ended December 31, 2009 were [     ]%, [     ]%, [     ]% and [     ]% for Class A, Class B, Class C and Class I, respectively.

The tax-equivalent yields, based upon a combined federal and California personal income tax bracket of 41.05% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 2009, were [     ]%, [     ]%, [     ]%, and [     ]% for Class A, Class B, Class C and Class I, respectively, based upon the yields quoted above.

Average annual returns assuming deduction of maximum sales charge
Period Ended December 31, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97%		%	%	%
Class B	07/11/84%		%	%*	%*
Class C	07/28/97%		%	%	%
Class I	07/28/97%		%	%	%

Average annual returns assuming NO deduction of sales charge
Period Ended December 31, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97%		%	%	%
Class B	07/11/84%		%	%*	%*
Class C	07/28/97%		%	%	%
Class I	07/28/97%		%	%	%

Aggregate total returns assuming NO deduction of sales charge
Period Ended December 31, 2009

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97%		%	%	%
Class B	07/11/84%		%	%*	%*
Class C	07/28/97%		%	%	%
Class I	07/28/97%		%	%	%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended December 31, 2009

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	07/11/84	%	%	%*	%*
After taxes on distributions and redemptions	07/11/84	%	%	%*	%*

* Does not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" provided in the Fund's Prospectus for more information.

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2009, including notes thereto, and the report of [                                 ], are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence,

although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

B. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

C. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

D. Changes in Capital Structure

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

I. Fund of Funds

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO") or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the "Subcommittee") to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

[Appendix A and Appendix B of the Proxy Voting Policy intentionally omitted]
Revised February 25, 2009

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a)(1).

Declaration of Trust of the Registrant, dated April 9, 1984, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(2).

Amendment to the Declaration of Trust of the Registrant, dated May 21, 1984, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

(3).

Instrument Establishing and Designating Additional Classes of Shares, dated April 28, 2005, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(4).

Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(5).

Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(6).

Amendment to the Declaration of Trust of the Registrant (changing Class D to Class I), dated March 31, 2008, is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on April 28, 2009.

(b).

Amended and Restated By-Laws of the Registrant, dated February 27, 2008, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on April 15, 2008.

(c).	Not Applicable.

(d).

Amended and Restated Investment Advisory Agreement, between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004 and supplemented as of April 24, 2008, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Morgan Stanley Select Dimensions Investment Series, filed on April 8, 2009.

(e)(1).

Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated November 1, 2007, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Morgan Stanley Income Trust, filed on December 18, 2007.

(2).

Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(3).

Addendum No. 1 to Selected Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Strategist Fund, filed on September 26, 2007.

(4).

Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(f).

Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(g)(1).

Custodian Contract between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

(2).

Data Access Services Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

(h)(1).

Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated June 26, 2008, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Special Value Fund, filed on November 24, 2008.

(2).

Administration Agreement between Morgan Stanley Services Company Inc. and the Registrant, dated November 1, 2004 and supplemented as of April 24, 2008, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Morgan Stanley Select Dimensions Investment Series, filed on April 8, 2009.

(i)(1).	Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(2).	Consent of Dechert LLP, to be filed by further amendment.

(3).

Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on April 29, 2005.

(j).	Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k).	Not Applicable.

(l).	Not Applicable.

(m).

Amended and Restated Plan of Distribution, Pursuant to Rule 12b-1, dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 18, 2005.

(n).

Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated September 26, 2007, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Morgan Stanley Special Value Fund, filed on November 29, 2007.

(o).	Not Applicable.

(p)(1).

Code of Ethics of Morgan Stanley Investment Management, dated May 12, 2008, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

(2).

Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 18, 2005.

(q).

Powers of Attorneys of Trustees, dated December 9-10, 2009, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Flexible Income Trust, filed on December 21, 2009.

ITEM 29. Persons Controlled by or Under Common Control with the Fund.

None

ITEM 30. Indemnification.

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant’s Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

Pursuant to Section 7 of the Registrant’s Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the Securities Act of 1933 (the “Act”), or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Investment Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 31. Business and Other Connections of Investment Adviser

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors”). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Advisors serve as directors, officers or employees:

Morgan Stanley Distributors Inc.

Morgan Stanley Investment Advisors

Morgan Stanley Investment Management Inc.

Morgan Stanley Services Company Inc.

Van Kampen Advisors Inc.

Van Kampen Asset Management

Van Kampen Investments Inc.

522 Fifth Avenue, New York, New York 10036

Morgan Stanley Distribution, Inc.

100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2899

Van Kampen Investor Services Inc.

2800 Post Oak Blvd., Houston, Texas 77056

Morgan Stanley Trust Company

Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Listed below are the officers and Directors of Morgan Stanley Investment Advisors:

Name and Position with Morgan Stanley Investment Advisors	Other Substantial Business, Profession, or Vocation

Randy Takian Managing Director, Director and President

President and Principal Executive Officer of the Morgan Stanley Retail and Institutional Funds; President and Chief Executive Officer of Morgan Stanley Services Company Inc.; Managing Director and Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

Stuart Bohart Managing Director and Director

President, Managing Director and Director of Morgan Stanley Investment Management Inc.; Managing Director of Van Kampen Advisors Inc. and Van Kampen Asset Management; President of Morgan Stanley Distribution, Inc.

Stephanie V. Chang Yu Managing Director and Secretary	Managing Director and Secretary of various entities affiliated with the Investment Adviser.

Name and Position with Morgan Stanley Investment Advisors	Other Substantial Business, Profession, or Vocation

Kevin Klingert Managing Director, Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group

Head, Chief Operating Officer and acting Chief Investment Officer, Managing Director, of the Global Fixed Income Group of Morgan Stanley Investment Management Inc.; Vice President of various Morgan Stanley Retail Funds and Institutional Funds; Managing Director and acting Chief Investment Officer of the Global Fixed Income Group of various Van Kampen entities; Vice President of various Van Kampen Retail Funds and Institutional Funds.

Carsten Otto Managing Director	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds.

Mary Ann Picciotto Executive Director and Chief Compliance Officer	Executive Director and Chief Compliance Officer of Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Investments Inc., and Van Kampen Advisors Inc.

Mark Patten Managing Director, Chief Financial Officer and Treasurer

Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Investment Management and Morgan Stanley Distribution Inc.; Chief Financial Officer and Treasurer of Morgan Stanley Asset Management Holdings II; Chief Financial Officer and Treasurer of various Van Kampen entities.

Mary Alice Dunne Managing Director and Chief Administrative Officer	Managing Director and Chief Administrative Officer of Morgan Stanley Investment Management Inc.

Joanne Pace Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of Morgan Stanley Investment Management Inc.; Managing Director of various Van Kampen entities.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser’s current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)           Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust

(2)      Active Assets Government Securities Trust

(3)      Active Assets Institutional Government Securities Trust

(4)      Active Assets Institutional Money Trust

(5)      Active Assets Money Trust

(6)      Active Assets Tax-Free Trust

(7)      Morgan Stanley Balanced Fund

(8)      Morgan Stanley California Tax-Free Daily Income Trust

(9)      Morgan Stanley California Tax-Free Income Fund

(10)    Morgan Stanley Capital Opportunities Trust

(11)    Morgan Stanley Convertible Securities Trust

(12)    Morgan Stanley Dividend Growth Securities Inc.

(13)    Morgan Stanley Equally-Weighted S&P 500 Fund

(14)    Morgan Stanley European Equity Fund Inc.

(15)    Morgan Stanley Flexible Income Trust

(16)    Morgan Stanley Focus Growth Fund

(17)    Morgan Stanley Fundamental Value Fund

(18)    Morgan Stanley FX Series Funds

(19)    Morgan Stanley Global Advantage Fund

(20)    Morgan Stanley Global Dividend Growth Securities

(21)    Morgan Stanley Global Infrastructure Fund

(22)    Morgan Stanley Health Sciences Trust

(23)    Morgan Stanley High Yield Securities Inc.

(24)    Morgan Stanley International Fund

(25)    Morgan Stanley International Value Equity Fund

(26)    Morgan Stanley Limited Duration U.S. Government Trust

(27)    Morgan Stanley Liquid Asset Fund Inc.

(28)    Morgan Stanley Mid Cap Growth Fund

(29)    Morgan Stanley Mid-Cap Value Fund

(30)    Morgan Stanley Mortgage Securities Trust

(31)    Morgan Stanley New York Municipal Money Market Trust

(32)    Morgan Stanley New York Tax-Free Income Fund

(33)    Morgan Stanley Pacific Growth Fund Inc.

(34)    Morgan Stanley Prime Income Trust

(35)    Morgan Stanley Real Estate Fund

(36)    Morgan Stanley S&P 500 Index Fund

(37)    Morgan Stanley Select Dimensions Investment Series

(38)    Morgan Stanley Series Funds

(39)    Morgan Stanley Small-Mid Special Value Fund

(40)    Morgan Stanley Special Growth Fund

(41)    Morgan Stanley Special Value Fund

(42)    Morgan Stanley Strategist Fund

(43)    Morgan Stanley Tax-Exempt Securities Trust

(44)    Morgan Stanley Tax-Free Daily Income Trust

(45)    Morgan Stanley Technology Fund

(46)    Morgan Stanley U.S. Government Money Market Trust

(47)    Morgan Stanley U.S. Government Securities Trust

(48)    Morgan Stanley Value Fund

(49)    Morgan Stanley Variable Investment Series

(b)           The following information is given regarding directors and officers of Morgan Stanley Distributors. The principal address of Morgan Stanley Distributors is 522 Fifth Avenue, New York, New York 10036.

	Positions and Offices with	Positions and Offices with
Name and Principal Business Address	Underwriter	Registrant

Douglas Mangini	President	None

Randy Takian	Director	President and Principal Executive Officer

Mark Patten	Director, Chief Financial Officer and Treasurer	None

Stefanie V. Chang Yu	Secretary	Vice President

Evan Gordon	Chief Compliance Officer	None

Gina Gallagher	Chief Anti-Money Laundering Officer	None

Joseph D’Auria	Financial and Operations Principal	None

(c)           Not applicable.

ITEM 33. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-30(a)] of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111 (records relating to its function as custodian)

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036
(records relating to its function as investment adviser)

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
2nd Floor
Jersey City, New Jersey 07311
(records relating to its function as transfer agent and
dividend disbursing agent)

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
7th Floor
Jersey City, New Jersey 07311
(records relating to its function as administrator)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of February 2010.

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

By:	/s/ RANDY TAKIAN
Randy Takian
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1)	Principal Executive Officer	President and Principal Executive Officer

By:	/s/ RANDY TAKIAN
	Randy Takian	February 25, 2010

(2)	Principal Financial Officer	Chief Financial Officer

By:	/s/ FRANCIS J. SMITH
	Francis J. Smith	February 25, 2010

(3)	Majority of the Trustees

James F. Higgins

By:	/s/ STEFANIE V. CHANG YU
Stefanie V. Chang Yu
	Attorney-in-Fact	February 25, 2010

Frank L. Bowman	Michael F. Klein
Michael Bozic	Michael E. Nugent (Chairman)
Kathleen A. Dennis	W. Allen Reed
Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

By:	/s/ CARL FRISCHLING
Carl Frischling
	Attorney-in-Fact	February 25, 2010